UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May  28, 2021

AquaBounty Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36426	04-3156167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Mill & Main Place,  Suite 395,  Maynard,  Massachusetts

(Address of principal executive offices)

01754

(Zip Code)

978-648-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	AQB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2021, the Company held its annual meeting of stockholders. At this meeting, the Company’s stockholders (i) elected each of the persons listed below as a director for a one-year term; and (ii) ratified the appointment of Wolf & Company, P.C. as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2021.

Proposal 1 Election of Directors

	For	Withheld	Broker Non-Votes
Richard J. Clothier	34,545,685	115,912	14,192,726
Ricardo J. Alvarez	34,545,528	116,069	14,192,726
Theodore J. Fisher	34,545,903	115,694	14,192,726
Alana D. Kirk	34,494,061	167,536	14,192,726
Gail Sharps Meyers	34,539,921	121,676	14,192,726
Christine St.Clare	34,520,761	140,836	14,192,726
Rick Sterling	34,516,163	145,434	14,192,726
James C. Turk, Jr.	34,545,392	116,205	14,192,726
Sylvia Wulf	34,516,528	145,069	14,192,726

Proposal 2 Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
48,528,264	156,894	169,165	-

Item 7.01 Regulation FD Disclosure.

On May 28, 2021, Sylvia Wulf, the Company’s Chief Executive Officer, announced that the Company had received approval for its application to Brazil’s National Biosafety Technical Commission (CTNBio) for the sale of the Company’s genetically engineered (GE) Atlantic salmon. CTNBio assessed AquaBounty’s application to ensure it met the relevant standards and regulatory requirements and concluded that consuming AquaBounty’s GE salmon is safe for the environment and human health.

The information included in this Current Report on Form 8-K pursuant to Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaBounty Technologies, Inc.
(Registrant)

May 28, 2021	/s/ David A. Frank
David A. Frank
Chief Financial Officer